PennyMac Mortgage Investment Trust August 2, 2018 Second Quarter 2018 Earnings Report Exhibit 99.2

2Q18 Earnings Report This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements

Second Quarter Highlights Net income attributable to common shareholders of $30.2 million on net investment income of $83.0 million Diluted earnings per common share of $0.47; return on average common equity of 10% Dividend of $0.47 per common share declared on June 27, 2018 and paid on July 30, 2018 Book value per common share increased to $20.27 from $20.24 at March 31, 2018 Operating results reflect strong contributions from GSE credit risk transfer (CRT) and mortgage servicing rights (MSRs) partially offset by distressed loan investment losses Segment pretax results: Credit Sensitive Strategies: $32.7 million; Interest Rate Sensitive Strategies: $16.4 million; Correspondent Production: $4.5 million; Corporate: $(11.3) million Continued investment in CRT and MSRs resulting from PMT’s correspondent production Conventional correspondent loan production totaled $5.4 billion in unpaid principal balance (UPB), up 28% from the prior quarter CRT deliveries during the quarter totaled $3.9 billion in UPB, expected to result in approximately $140 million of new CRT investments Deliveries into our fourth CRT transaction totaled $2.3 billion in UPB, expected to result in $82 million of new CRT investments once settlement is complete; deliveries into this transaction ended in May, with final settlement expected in 3Q18 Entered into an agreement to acquire REMIC CRT securities from Fannie Mae and delivered $1.5 billion in UPB of loans subject to this agreement resulting in a firm commitment to purchase $58 million of CRT securities Added $65 million in new MSRs Notable activity after quarter end: Entered into an agreement to sell $99 million in UPB of performing loans from the distressed portfolio(1) 2Q18 Earnings Report (1) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all

6 4 2Q18 Earnings Report Current Market Environment Average 30-year fixed rate mortgage(1) 4.55% 30-year fixed mortgage rates averaged 4.54% in 2Q18, up 26 basis points from the prior quarter The mortgage market is transitioning and remains competitive, with lenders managing capacity and production margin requirements Increase in bulk MSR portfolios offered for sale by lenders seeking to monetize / raise capital Recent home sales below expectations(2) Existing homes sales decreased during the quarter as low inventory levels impede growth despite strong demand New home sales have also slowed, but are typically more volatile and represent a significantly smaller market segment versus existing home sales Industry origination forecasts project growth beyond 2018, driven by overall economic growth(3) Mortgage delinquencies increased modestly from the prior quarter, but remain historically low and below year-ago levels(4) Credit performance remains strong, with spreads near post-crisis tight levels 4.44% +7% Home Sales(5) (in millions) (1) Freddie Mac Primary Mortgage Market Survey. 4.54% as of 7/26/18 (2) National Association of Realtors and the Census Bureau (3) Average of June Housing Forecasts from Fannie Mae, Freddie Mac, and Mortgage Bankers Association (4) Black Knight Financial Services – total U.S. loan delinquency rate 30 day+ delinquent but not in foreclosure was 3.74% as of 6/30/18, compared to 3.73% as of 3/31/18 and 3.80% at 6/30/17 (5) Actual results from National Association of Realtors and the Census Bureau – seasonally adjusted. Forecast from the Mortgage Bankers Association (forecast as of 7/6/18)

2Q 2016 100% = $1.36 billion 2Q 2018(3) 100% = $1.55 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. (2) Includes $111 million of preferred equity (3) Includes $300 million of preferred equity 2Q18 Earnings Report 2Q 2017(2) 100% = $1.45 billion Transition to Correspondent-Generated Investments in CRT and MSRs As previously announced, PMT issued $450 million of 5-year term notes secured by Fannie Mae MSRs in April The term note increased leverage against our MSRs and drove a decrease in the equity allocated to CRT, MSR & Excess Servicing Spread (ESS) A portion of the proceeds from the term note issuance were used to pay down financing associated with distressed loans, resulting in an increased equity allocation percentage

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics) and does not contemplate significant changes or shocks to current market conditions. Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. 2Q18 Earnings Report (1) Management’s internal allocation of equity. Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (2) Projected CRT income includes fair value recognition upon loan delivery under CRT agreements Run-Rate Quarterly Income Potential from PMT’s Strategies Income potential driven by CRT and net interest rate sensitive strategies CRT and MSR growth driven by PMT’s correspondent production CRT returns reflect favorable pricing relative to credit risk Growth in MBS to balance the interest rate sensitivity of our growing MSR asset Correspondent production reflects expectations that the highly competitive market environment continues Distressed loan portfolio continues to wind down and is expected to result in a loss, driven by default-related costs and financing expense Reduced provision for income tax expenses, primarily due to the more favorable tax treatment of our new CRT investments under the REMIC structure Run-Rate Quarterly Income Potential (Q3 2018-Q2 2019 Avg) ($ in millions, except EPS) Income Potential WA Equity Allocated(1) Annualized Return on Equity (ROE) Credit sensitive strategies: GSE credit risk transfer(2) $32,145,990.793013405 $,554,369,465.45857859 0.23194633035152468 Distressed loan investments $-3,921,794.8968969891 $,173,344,481.97322446 -9.5% Other credit sensitive strategies $,139,636.25290622201 $6,113,256.3465008922 9.1% Net credit sensitive strategies $28,363,832.149022639 $,733,827,203.77830386 0.15460768967399371 Interest rate sensitive strategies: MSRs (incl. recapture) $13,683,042.17328665 $,436,974,807.70711386 0.12525245787128148 ESS (incl. recapture) $2,413,193.153424903 $86,357,137.587834552 0.11177735078993381 Agency MBS $8,625,649.43829381 $,130,894,485.43134779 0.26359090609380831 Non-Agency senior MBS (incl. jumbo) $,918,795.29855836707 $17,492,477.21369323 0.21010067297751822 Interest rate hedges $-3,954,584.7008172958 0 Net interest rate sensitive strategies $21,686,094.790753152 $,671,718,907.74766552 0.12913791492616217 Correspondent production $2,416,924.3332395707 $88,383,661.96062183 0.10938330923461842 Cash, short term investments, and other $,257,100.66491188577 $77,437,302.423388883 1.3% Management fees & corporate expenses $,-12,328,487.91808603 $0 Provision for income tax expense $-,958,955.18628761848 $0 Net income $39,436,508.833553605 $1,571,367,075.454206 0.10038776924841367 $0 Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net income attributable to common shareholders $33,200,571.333553605 $1,271,659,585.6354206 0.1044322606728561 Diluted earnings per common share $0.51546268957828834

Mortgage Investment Activities

Correspondent Production Volume and Mix (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee (2) Conventional conforming and jumbo interest rate lock commitments (3) Based on funding volumes of loans subject to fulfillment fees. The fulfillment fee rate is reflective of the more competitive market environment. ($ in billions) UPB (1) (1) 2Q18 Earnings Report Correspondent acquisitions from nonaffiliates by PMT in 2Q18 totaled $15.0 billion, up 15% Q/Q and down 8% Y/Y 64% government loans; 36% conventional loans 28% Q/Q increase in conventional conforming acquisitions, down 9% Y/Y Total lock volume of $16.2 billion, up 20% Q/Q; down 11% Y/Y Growth in acquisition volumes driven by a seasonally stronger purchase market Purchase-money loans comprising 85% of total 2Q18 acquisitions volume, up from 77% in 1Q18 July correspondent acquisitions totaled $5.7 billion; locks totaled $6.6 billion During 2Q18, PMT also acquired $634 million in UPB of conventional conforming loans originated by PFSI Drives incremental CRT and MSR investment opportunities for PMT Correspondent Production Highlights Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 1Q17 2Q17 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 557 589 $7.3000000000000007 Purchase money loans, as a % of total acquisitions 0.72570000000000001 0.82 WA FICO 2Q17 3Q17 PCG Government-insured 694 693 Conventional 753 749 CDL WA FICO 2Q17 3Q17 Government-insured 690 692 Conventional 740 741 Key Financial Metrics 1Q18 2Q18 Pretax income as a percentage of interest rate lock commitments(2) 1.5051436281173143E-3 6.9999999999999999E-4 Fulfillment Fee(3) 2.8E-3 2.7000000000000001E-3 Selected Operational Metrics 1Q18 2Q18 Correspondent seller relationships 615 631 Purchase money loans, as a % of total acquisitions 0.77 0.85

Completed $3.9 billion in UPB of deliveries in 2Q18 Deliveries into our fourth CRT transaction with Fannie Mae (CRT 2016-2) totaled $2.3 billion and resulted in commitments to fund approximately $82 million of new CRT investments(1) Deliveries into this structure ended in May, with final settlement expected in 3Q18 Entered into an agreement to acquire REMIC CRT securities from Fannie Mae and delivered $1.5 billion in UPB of loans subject to this agreement resulting in a firm commitment to purchase $58 million of CRT securities The new REMIC structure offers several significant structural enhancements, including: REMIC structure is more tax favorable Aligns more closely with Fannie Mae’s CAS structure Expected to result in broader availability of financing options Allows a greater percentage of our production to be eligible for investment in CRT CRT returns in 2Q18 reflect growth of the investment and continued strong credit markets Delinquency levels improved from 1Q18 and incurred losses increased modestly Lifetime losses total $2.5 million versus $116.4 million of realized income since inception(3) 2Q18 Returns on CRT Investments (1) Commitment to fund CRT investments totaled $82 million in 2Q18, of which $36 million had been invested at quarter end (2) Valuation-related changes include fair value recognition upon loan delivery under CRT Agreements or firm commitments and fair value changes and are included in total income contribution (3) See slides 25 - 27 for performance metrics and additional detail 2Q18 Earnings Report (4) GSE Credit Risk Transfer Investments Investments and Commitments Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 1Q17 2Q17 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 557 589 $7.3000000000000007 Purchase money loans, as a % of total acquisitions 0.72570000000000001 0.82 WA FICO 2Q17 3Q17 PCG Government-insured 694 693 Conventional 753 749 CRT Metrics ($ in millions) CDL WA FICO 1Q18 2Q18 2Q17 3Q17 CRT investment (non-REMIC) $726 $770 Government-insured 690 692 Commitment to fund CRT agreements $552.95699999999999 $597.06600000000003 Conventional 740 741 Firm commitment to purchase CRT securities - $57.823 Key Financial Metrics 1Q18 2Q18 Pretax income as a percentage of interest rate lock commitments(2) 1.5051436281173143E-3 6.9999999999999999E-4 Fulfillment Fee(3) 2.8E-3 2.7000000000000001E-3 Selected Operational Metrics 1Q18 2Q18 Correspondent seller relationships 615 631 Purchase money loans, as a % of total acquisitions 0.77 0.85 CRT 2Q18 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2) Investment income $43.667401400000003 $22.955587940000001 2Q17 1Q18 2Q18 Return on average CRT assets 0.24594153117270706 0.136368795556676 2Q17 1Q18 2Q18 Income excluding market-driven value changes $10.199999999999999 $18.768706659999999 $22.955587940000001 Return on average CRT equity 0.38642701335840068 0.20314145113156015 Investment income $31.5 $21.990497990000001 $43.667401400000003 Market-driven value changes $21.3 $3.2217913300000021 $20.711813460000002 Return on average CRT assets 0.26200000000000001 0.13831976795786538 0.24594153117270706 Total income contribution $31.5 $21.990497990000001 $43.667401400000003 Return on average CRT equity 0.61 0.2181427232778663 0.38642701335840068 Return on average CRT assets 0.26200000000000001 0.13831976795786538 0.24594153117270706 Return on average CRT equity 0.61 0.2181427232778663 0.38642701335840068 2Q17 1Q18 2Q18 Return on average CRT assets 0.26200000000000001 0.13831976795786538 0.24594153117270706 Return on average CRT assets excluding market-driven value changes 9.5% 0.12 0.136368795556676 1Q18 2Q17 1Q18 2Q18 Return on average CRT equity 0.61 0.2181427232778663 0.38642701335840068 Return on average CRT equity excluding market-driven value changes 0.19400000000000001 0.18618299526812246 0.20314145113156015 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(3) Investment income $21.990497990000001 $18.768706659999999 Return on average CRT assets 0.13831976795786538 0.12 Return on average CRT equity 0.2181427232778663 0.18618299526812246 4Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2) Investment income $56.312154 $15.6 Return on average CRT assets 0.36580000000000001 0.112 Return on average CRT equity 0.67549999999999999 0.187 3Q17 ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2)(4) Investment income $14.2 $12.7 Return on average CRT assets 0.11401155395531666 0.10377914317241237 9393 Return on average CRT equity 0.20936073211458045 0.18741997292526985 26426 17033 0.64455460531294939

($ in millions) MSR investments increased to $1.0 billion due to growth from correspondent production activity and fair value gains Excess servicing spread (ESS) investments relating to bulk, mini-bulk and flow MSR acquisitions by PennyMac Financial Services, Inc. (NYSE: PFSI) decreased modestly to $229 million driven by repayments, partially offset by fair value gains and recapture income PMT’s MSR portfolio increased to $78.4 billion in UPB from $75.3 billion at March 31, 2018 UPB associated with ESS investments decreased to $25.1 billion from $26.2 billion at March 31, 2018 MSR and ESS Investments at Period End Carrying value on balance sheet Related UPB ■ MSRs ■ ESS ■ UPB (right axis) 2Q18 Earnings Report MSR Investments Continued to Grow

2Q18 Earnings Report Entered into an agreement to sell $99 million in UPB of performing loans from the distressed portfolio(4) (1) Includes principal payments, payoffs, and write downs (2) Primarily through recidivism of previously performing loans (3) Primarily through loan modifications (4) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all Performing Loan Portfolio Waterfall (UPB in millions) -65% Y/Y Driven by bulk sale of $145 million in UPB At 6/30/18 At 3/31/18 ($0.1) $338.6 Driven by bulk sale of $133 million in UPB Driven by bulk sale of $166 million in UPB Driven by bulk sale of $181 million in UPB Driven by bulk sale of $154 million in UPB Distressed Loan Portfolio Is Declining Through Liquidation and Sales $36.0 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 733.78172000000006 681.4913130000001 Base Fall Rise At 3/31/17 0 0 748.75710600000002 Payoffs 733.78172000000006 14.975386 0 Non-performance 681.4913130000001 52.290407000000002 0 Re-performance 681.4913130000001 0 121.788534 At 6/30/17 803.27984700000013 -0.13867822318526546 7.2096128170894502E-2 Additions Performance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Principal(1) Non-performance(2) Sales Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 791.58929899999998 730.25556899999992 Base Fall Rise At 3/31/17 0 0 803.27984700000002 Payoffs 791.58929899999998 11.690548 0 791.58929899999998 Non-performance 730.25556899999992 61.333730000000003 0 730.25556899999992 585.38006799999994 144.87550100000001 585.38006799999994 Re-performance 585.38006799999994 0 82.269296999999995 At 6/30/17 667.64936499999999 585.38006799999994 -0.13867822318526546 7.2096128170894502E-2 Additions Reperformance(3) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Payoffs(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17

Financial Results

Note: Amounts may not sum exactly due to rounding (1) Income contribution and the annualized return on equity calculated net of any direct expenses associated with investments (e.g., loan fulfillment fees and loan servicing fees), but before tax expenses. Some of the income associated with the investment strategies may be subject to taxation. (2) Equity allocated represents management’s internal allocation. MSR, ESS and distressed loan investments reflect an allocation of exchangeable senior notes and associated expenses. (3) Market-driven value changes include fair value recognition upon loan delivery under CRT agreements and market value changes. 2Q18 Earnings Report Second Quarter Income and Return Contributions by Strategy Q2 2018 ($ in millions) Total Income Contribution(1) Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA Equity Allocated(2) Annualized Return on Equity (ROE)(1) Credit sensitive strategies: GSE credit risk transfer(3) $43,667,401.400000006 $20,711,813.460000001 $22,955,587.940000005 $,452,011,892.44499999 0.38642701335840079 Distressed loan investments(2) ,-11,422,020.328018744 -5,801,506 -5,620,514.3280187435 ,262,521,118.33987087 -0.17403583224464733 Other credit sensitive strategies ,408,038.71950884332 ,244,369.12999999998 ,163,669.58950884332 Net credit sensitive strategies $32,653,419.791490104 $15,154,676.590000002 $17,498,743.201490104 $,731,230,673.35953081 0.17862171804948396 Interest rate sensitive strategies: MSRs (incl. recapture)(2) $28,943,695.638018735 $16,083,411.5 $12,860,284.138018735 $,509,264,682.9538691 0.22733715183340567 ESS (incl. recapture)(2) 3,532,604.4899999993 ,995,183.999999989 2,537,421.4799999995 $93,244,575.637500018 0.15154144746107023 Agency MBS -3,669,255.549999997 -9,815,486.3999999985 6,146,230.8500000015 $92,586,833.64339936 -0.15852170027028262 Non-Agency senior MBS (incl. jumbo) ,150,540.68049115571 ,-68,261.300000000512 ,218,801.98049115622 $1,584,246.9275000095 0.3800939812550902 Interest rate hedges ,-12,557,755.59 ,-12,557,755.59 n/a Net interest rate sensitive strategies $16,399,829.668509895 $-5,362,908.7799999993 $21,762,738.448509894 $,696,680,338.58320904 9.4% Correspondent production $4,516,907.488899946 $4,516,907.488899946 $98,794,392.6857264 0.18288111113654446 Cash, short term investments, and other $,349,426.13 n/a $,349,426.13 $29,486,294.734329998 4.7% Management fees & corporate expenses ,-11,633,170.85 n/a ,-11,633,170.85 Corporate $,-11,283,744.719999999 n/a $,-11,283,744.719999999 $29,486,294.734329998 n/a Benefit (provision) for income tax expense $-5,861,765 n/a $-5,861,765 Net income $36,424,646.788889997 $9,791,767.8100000024 $26,632,878.978889994 $1,556,191,698.7456427 9.4% Dividends on preferred stock $6,235,937.5 $,299,707,489.41000003 8.3% Net income attributable to common shareholders $30,188,709.288889997 $1,256,484,209.3356426 9.6% Diluted O/S (MM) 69.467611791406895 Diluted EPS $0.47

Net losses on nonperforming and performing loans totaled $4.7 million, compared to $10.0 million in 1Q18, driven by a $5.8 million reduction in fair value due to an increase in investor yield requirements Cash proceeds from liquidation and paydown activity on the distressed loan portfolio and real estate acquired upon settlement of loans (REO) totaled $42 million Net Gains/(Losses) on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents accumulated valuation gains and losses recognized during the period the Company held the respective asset; including valuation adjustments made upon entering into a contact of sale but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Unaudited 2Q18 Earnings Report Performance of the Distressed Mortgage Loan Investments 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,190 $43,281 Valuation Changes: Performing loans $-4,169 $-4,437 Nonperforming loans -5,102 -,409 -9,271 -4,846 Payoffs 235 561 Sales -,915 -,416 $-9,951 $-4,701 Unaudited ($ in thousands Quarter ended June 30, 2018 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $9,541 $843 $562 REO 31,248 -5,497 2,482 Subtotal 40,789 -4,654 3,044 Distressed loan sales 958 -,128 -,416 $41,747 $-4,782 $2,628 72.569999999999993 20.86 16.57 1 16.57 1 16.57 Unaudited Quarter ended ($ in thousands) $43,190 $43,281 Valuation Changes: Performing loans $-4,169 $-4,437 Nonperforming loans -5,102 -,409 -9,271 -4,846 Payoffs 235 561 Sales -,915 -,416 $-9,951 $-4,701 Unaudited ($ in thousands Quarter ended June 30, 2018 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $9,541 $843 $562 REO 31,248 -5,497 2,482 Subtotal 40,789 -4,654 3,044 Distressed loan sales 958 -,128 -,416 $41,747 $-4,782 $2,628

Appendix

Book value per common share(1) (1)% 9% Return on Avg. Common Equity(2) (1) At period end (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period 10% EPS & Common Dividend 9% 8% 4% 11% 7% 10% 2Q18 Earnings Report PMT EPS, Common Dividends and Book Value Per Common Share Over Time

Correspondent loan inventory PMT’s Long-Term Investments ■ CRT(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets (2) All borrowings divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 3.0x 2.5x 2.5x 2.7x 3.2x 2Q18 Earnings Report PMT’s Mortgage Assets and Leverage Ratio Over Time

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 6/30/18 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed mortgage loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of June 30, 2018; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as earnings forecasts. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 2Q18 Earnings Report Management of PMT’s Interest Rate Risk(1)

MSRs and ESS Asset Valuation Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT. The fair value assessment of the Excess Servicing Spread gives consideration to expected servicing fee collections on non-MSR collateral that has been bought out of the underlying MSR pools due to ongoing servicer activity. The balance of the non-MSR collateral is reflected in the unpaid principal balance above in the amount of $521 million. 2Q18 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 6/30/18 Pool UPB $78,339.504468160201 $25,123.597667980001 Pool weighted average coupon 4.04685696391597E-2 4.1712678382077817E-2 Weighted-average pool prepayment speed assumption (CPR) 7.9% 9.5% Weighted average servicing fee/spread 2.5427791677117219E-3 1.8697749930729059E-3 Fair value $1,010.28438860657 $229.47024545902599 As multiple of servicing fee 5.0717072512739412 4.884894663466774 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 3/31/18 At fair value At fair value Pool UPB $75,252.63015119958 $26,236.838945650034 Pool weighted average coupon 4.0014690630369991E-2 4.1681673425661619E-2 Weighted-average pool prepayment speed assumption (CPR) 7.9688304750860237 9.9% Weighted average servicing fee/spread 2.5402945128695609E-3 1.8694624798234673E-3 Fair value $956.8007658070818 $236.00186336438546 As multiple of servicing fee 5.005172314198246 4.8115739984614798

Nonperforming Loans (at June 30, 2018) Performing Loans (at June 30, 2018) Nonperforming loans are held on average at a 44% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect its investment in the underlying property; these advances may be recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to realize gains through payoffs, refinances or loan sales (in millions) (in millions) 2Q18 Earnings Report Carrying Values for PMT’s Distressed Whole Loans

Payoffs Foreclosure sales Short sales REO sales Modifications ($UPB in millions) Resolution Activity in the Quarter Total Liquidation Activities Resolution Activity Over Time ($UPB in millions) (% by Activity Type) $209 $185 $141 Quarterly resolution activity as a percentage of nonperforming loans and REO was 22% in 2Q18, up from 18% in 1Q18 and 18% in 2Q17 Modifications comprised 39% of total resolution activity, up from 37% of total resolution activity in 1Q18 REO sales were 51% of total resolution activity, up from 44% in 1Q18 REO inventory decreased to $109 million at June 30, 2018 from $142 million at March 31, 2018 New REO rentals were $2 million versus $6 million in 1Q18 $123 New REO Rentals 2Q18 Earnings Report $100 (1) Does not include bulk sales 2Q18 Distressed Loan Portfolio Resolution Activity(1)

(1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 2Q18 Earnings Report Distressed Portfolio by Acquisition Period 1Q10 2Q10 3Q10 4Q10 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $182.672582201057 8.6020301700000008 Balance ($mm) $195.49637637999993 7.6419462100000004 Balance ($mm) $146.16193093000001 3.8941170099999991 Balance ($mm) $277.81527073999996 10.569149710000001 Pool Factor(1) 1 4.7780757926733232E-2 Pool Factor(1) 1 3.9089963463802606E-2 Pool Factor(1) 1 2.6642484710091664E-2 Pool Factor(1) 1 3.8043804006336973E-2 Current 6.2% 0.24010510765274379 Current 5.1% 0.55437153227489155 Current 1.2% 0.40346669757619846 Current 5.2% 0.34834915589439602 30 1.6% 0.14105868335962832 30 2.3% 1.5% 30 .4% 8.9% 30 4.2% 0.11102531539408009 60 5.8% 6.7% 60 4.1% 1.3% 60 1.3% 0.13359366415135018 60 5.8% 0.10225162758149635 90+ 0.37751962406759487 0.17848180716157616 90+ 0.42798263179756652 0.20486302009707552 90+ 0.382033460318353 3.4% 90+ 0.26823853620970328 0.207779432618142 FC 0.46419279351222298 9.9% FC 0.45929744234986214 0.14858747481291154 FC 0.58920656604656152 0.22123359873051171 FC 0.59076838092028339 5.5% REO 2.3% 0.27414541258229508 REO 0.0% 6.7% REO 0.0% 0.11903244787192464 REO 0.0% 0.17544562721498244 1Q11 2Q11 3Q11 4Q11 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $515.06181411999989 26.379910099999986 Balance ($mm) $259.77640001999998 14.748162400000002 Balance ($mm) $542.58631182000011 22.364724409999997 Balance ($mm) $49.030928989999992 5.8787822500000004 Pool Factor(1) 1 5.121697896605077E-2 Pool Factor(1) 1 5.6772525906373911E-2 Pool Factor(1) 1 4.1218740544673685E-2 Pool Factor(1) 1 0.1198994669507281 Current 1.9657515374729567 0.25001172502100377 Current 0.11510263621983363 0.31720606290584374 Current .6% 0.40690574554681042 Current .2% 0.28125613599653226 30 1.9% 0.10226521090380819 30 6.5% 0.14493622269849701 30 1.3% 9.9% 30 87349884822159887.9% 0.26568718206904157 60 3.9% 5.5% 60 5.2% .5% 60 2.2% 2.4% 60 .2% 3.1% 90+ 0.25935027693370794 0.11687813977804269 90+ 0.31153207325134025 0.28624580374840458 90+ 0.22641709500175353 8.3% 90+ 0.70432946899789106 9.9% FC 0.66302490871597985 0.22411015115627708 FC 0.43895799272459313 9.8% FC 0.73029441058117417 0.1436531356748339 FC 0.29025570151653785 0.0% REO 0.0% 0.25123721062263965 REO 1.7% 0.14855136460932922 REO .4% 0.24695646495560811 REO 0.0% 0.33108105679539329 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $402.45030485000052 27.702719209999994 Balance ($mm) $357.15906187000053 21.750562190000004 Balance ($mm) $290.26023193999981 34.786671420000005 Pool Factor(1) 1 6.8835130390385038E-2 Pool Factor(1) 1 6.0898810955878298E-2 Pool Factor(1) 1 0.11984649494523528 Current 0.45015742064731151 0.41263796645181389 Current 0.0% 0.25334916366131871 Current 3.6% 0.41602180545735007 30 3.9764924953814423 0.19734035884919904 30 2643453577956948.3% 5.8% 30 1.3% 9.3% 60 4.3% 4.8% 60 .1% 3.4% 60 5.4% 6.9% 90+ 0.31333999423109132 0.13906277072646978 90+ 0.49066117735460413 0.15807983398152337 90+ 0.578160596883591 0.16996115979641496 FC 0.15289854528234162 6.5% FC 0.50802216807827427 0.20987367223541173 FC 0.32398010475454603 7.4% REO 79773998461663616.8% 0.13850354331335693 REO 0.0% 0.29435017513908224 REO 0.0% 0.18607340874466455 1Q13 2Q13 3Q13 4Q13 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $366.18001965000002 39.332711010000025 Balance ($mm) $397.26270838999989 65.563962909999972 Balance ($mm) $929.48776080999994 148.88274128000003 Balance ($mm) $507.25326598999976 118.19232144000003 Pool Factor(1) 1 0.10741359140128612 Pool Factor(1) 1 0.16503930906505995 Pool Factor(1) 1 0.16017719388822993 Pool Factor(1) 1 0.23300455485353175 Current 1.6% 0.44574160844246363 Current 4.8% 0.37369713059646409 Current .8% 0.25149238338903318 Current 1.4% 0.17927316920292821 30 1.5% 0.10158324731250201 30 7.4% 0.12345452609554594 30 .3% 5.6% 30 .2% 9.3% 60 3.5% 5.4% 60 7.6% 3.4% 60 .7% 5.1% 60 49456176395509983.5% 1.9% 90+ 0.82228762991438109 0.17972216708384986 90+ 0.45320655965837436 0.14761959253875126 90+ 0.58595936406453941 0.17309507534881682 90+ 0.38327758085609415 0.19567422754904135 FC 0.11200811442197979 3.9% FC 0.34857030802412398 0.10647652933339138 FC 0.39623865562150751 0.16677402274118044 FC 0.60015642926585211 0.22042548841233758 REO 0.0% 0.17911428449996383 REO 41969753636255736.4% 0.21452124865159408 REO 0.0% 0.30658996944551681 REO 0.0% 0.29224765237845729 1Q14 2Q14 3Q14 4Q14 Purchase 2Q18 Purchase 2Q18 No Pools Purchased in this Quarter. Purchase 2Q18 Balance ($mm) $438.97483355999952 109.93512672000003 Balance ($mm) $37.864462410000002 9.4805355799999997 Balance ($mm) $330.8 72.513390819999998 Pool Factor(1) 1 0.25043605764013344 Pool Factor(1) 1 0.25038083143354467 Pool Factor(1) 1 0.21922740829137979 Current 6.2% 0.13125267319471737 Current .7% 0.32822052338102187 Current 1.6% 0.30408628338365157 30 .7% 5.6% 30 .6% 7.4% 30 1.6% 9.2% 60 .7% 3.4% 60 1.4% 5.2% 60 7.0999999999999994 6.7% 90+ 0.37474172053536514 0.21722660265652352 90+ 0.59012298175660305 0.3047303620793963 90+ 0.52700000000000002 0.14850871733100404 FC 0.53788599573038365 0.22367663315320008 FC 0.38217975613403099 0.14232003546786959 FC 0.36899999999999999 0.16143028849743704 REO 1.0978773113063386 0.33877548642716476 REO 0.0% 9.9% REO 0.0% 0.22918597519806339 1Q15 Purchase 2Q18 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 84.765613849999951 Pool Factor(1) 1 0.27329636885747499 Current 1.8% 0.30406067200326192 30 .3% 8.2% 60 1.1% 3.1% 90+ 0.66700000000000004 0.18205486964688572 FC 0.311 0.14925998722063166 REO 0.0% 0.25089619745613384

(1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 2Q18 Earnings Report Distressed Portfolio by Acquisition Period (cont.) 1Q10 2Q10 3Q10 4Q10 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $182.672582201057 8.6020301700000008 Balance ($mm) $195.49637637999993 7.6419462100000004 Balance ($mm) $146.16193093000001 3.8941170099999991 Balance ($mm) $277.81527073999996 10.569149710000001 Pool Factor(1) 1 4.7780757926733232E-2 Pool Factor(1) 1 3.9089963463802606E-2 Pool Factor(1) 1 2.6642484710091664E-2 Pool Factor(1) 1 3.8043804006336973E-2 Current 6.2% 0.24010510765274379 Current 5.1% 0.55437153227489155 Current 1.2% 0.40346669757619846 Current 5.2% 0.34834915589439602 30 1.6% 0.14105868335962832 30 2.3% 1.5% 30 .4% 8.9% 30 4.2% 0.11102531539408009 60 5.8% 6.7% 60 4.1% 1.3% 60 1.3% 0.13359366415135018 60 5.8% 0.10225162758149635 90+ 0.37751962406759487 0.17848180716157616 90+ 0.42798263179756652 0.20486302009707552 90+ 0.382033460318353 3.4% 90+ 0.26823853620970328 0.207779432618142 FC 0.46419279351222298 9.9% FC 0.45929744234986214 0.14858747481291154 FC 0.58920656604656152 0.22123359873051171 FC 0.59076838092028339 5.5% REO 2.3% 0.27414541258229508 REO 0.0% 6.7% REO 0.0% 0.11903244787192464 REO 0.0% 0.17544562721498244 1Q11 2Q11 3Q11 4Q11 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $515.06181411999989 26.379910099999986 Balance ($mm) $259.77640001999998 14.748162400000002 Balance ($mm) $542.58631182000011 22.364724409999997 Balance ($mm) $49.030928989999992 5.8787822500000004 Pool Factor(1) 1 5.121697896605077E-2 Pool Factor(1) 1 5.6772525906373911E-2 Pool Factor(1) 1 4.1218740544673685E-2 Pool Factor(1) 1 0.1198994669507281 Current 1.9657515374729567 0.25001172502100377 Current 0.11510263621983363 0.31720606290584374 Current .6% 0.40690574554681042 Current .2% 0.28125613599653226 30 1.9% 0.10226521090380819 30 6.5% 0.14493622269849701 30 1.3% 9.9% 30 87349884822159887.9% 0.26568718206904157 60 3.9% 5.5% 60 5.2% .5% 60 2.2% 2.4% 60 .2% 3.1% 90+ 0.25935027693370794 0.11687813977804269 90+ 0.31153207325134025 0.28624580374840458 90+ 0.22641709500175353 8.3% 90+ 0.70432946899789106 9.9% FC 0.66302490871597985 0.22411015115627708 FC 0.43895799272459313 9.8% FC 0.73029441058117417 0.1436531356748339 FC 0.29025570151653785 0.0% REO 0.0% 0.25123721062263965 REO 1.7% 0.14855136460932922 REO .4% 0.24695646495560811 REO 0.0% 0.33108105679539329 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $402.45030485000052 27.702719209999994 Balance ($mm) $357.15906187000053 21.750562190000004 Balance ($mm) $290.26023193999981 34.786671420000005 Pool Factor(1) 1 6.8835130390385038E-2 Pool Factor(1) 1 6.0898810955878298E-2 Pool Factor(1) 1 0.11984649494523528 Current 0.45015742064731151 0.41263796645181389 Current 0.0% 0.25334916366131871 Current 3.6% 0.41602180545735007 30 3.9764924953814423 0.19734035884919904 30 2643453577956948.3% 5.8% 30 1.3% 9.3% 60 4.3% 4.8% 60 .1% 3.4% 60 5.4% 6.9% 90+ 0.31333999423109132 0.13906277072646978 90+ 0.49066117735460413 0.15807983398152337 90+ 0.578160596883591 0.16996115979641496 FC 0.15289854528234162 6.5% FC 0.50802216807827427 0.20987367223541173 FC 0.32398010475454603 7.4% REO 79773998461663616.8% 0.13850354331335693 REO 0.0% 0.29435017513908224 REO 0.0% 0.18607340874466455 1Q13 2Q13 3Q13 4Q13 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Purchase 2Q18 Balance ($mm) $366.18001965000002 39.332711010000025 Balance ($mm) $397.26270838999989 65.563962909999972 Balance ($mm) $929.48776080999994 148.88274128000003 Balance ($mm) $507.25326598999976 118.19232144000003 Pool Factor(1) 1 0.10741359140128612 Pool Factor(1) 1 0.16503930906505995 Pool Factor(1) 1 0.16017719388822993 Pool Factor(1) 1 0.23300455485353175 Current 1.6% 0.44574160844246363 Current 4.8% 0.37369713059646409 Current .8% 0.25149238338903318 Current 1.4% 0.17927316920292821 30 1.5% 0.10158324731250201 30 7.4% 0.12345452609554594 30 .3% 5.6% 30 .2% 9.3% 60 3.5% 5.4% 60 7.6% 3.4% 60 .7% 5.1% 60 49456176395509983.5% 1.9% 90+ 0.82228762991438109 0.17972216708384986 90+ 0.45320655965837436 0.14761959253875126 90+ 0.58595936406453941 0.17309507534881682 90+ 0.38327758085609415 0.19567422754904135 FC 0.11200811442197979 3.9% FC 0.34857030802412398 0.10647652933339138 FC 0.39623865562150751 0.16677402274118044 FC 0.60015642926585211 0.22042548841233758 REO 0.0% 0.17911428449996383 REO 41969753636255736.4% 0.21452124865159408 REO 0.0% 0.30658996944551681 REO 0.0% 0.29224765237845729 1Q14 2Q14 3Q14 4Q14 Purchase 2Q18 Purchase 2Q18 No Pools Purchased in this Quarter. Purchase 2Q18 Balance ($mm) $438.97483355999952 109.93512672000003 Balance ($mm) $37.864462410000002 9.4805355799999997 Balance ($mm) $330.8 72.513390819999998 Pool Factor(1) 1 0.25043605764013344 Pool Factor(1) 1 0.25038083143354467 Pool Factor(1) 1 0.21922740829137979 Current 6.2% 0.13125267319471737 Current .7% 0.32822052338102187 Current 1.6% 0.30408628338365157 30 .7% 5.6% 30 .6% 7.4% 30 1.6% 9.2% 60 .7% 3.4% 60 1.4% 5.2% 60 7.0999999999999994 6.7% 90+ 0.37474172053536514 0.21722660265652352 90+ 0.59012298175660305 0.3047303620793963 90+ 0.52700000000000002 0.14850871733100404 FC 0.53788599573038365 0.22367663315320008 FC 0.38217975613403099 0.14232003546786959 FC 0.36899999999999999 0.16143028849743704 REO 1.0978773113063386 0.33877548642716476 REO 0.0% 9.9% REO 0.0% 0.22918597519806339 1Q15 Purchase 2Q18 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 84.765613849999951 Pool Factor(1) 1 0.27329636885747499 Current 1.8% 0.30406067200326192 30 .3% 8.2% 60 1.1% 3.1% 90+ 0.66700000000000004 0.18205486964688572 FC 0.311 0.14925998722063166 REO 0.0% 0.25089619745613384

2Q18 Earnings Report Correspondent Production Fundings and Locks by Product Note: Amounts may not sum exactly due to rounding (1) Does not include loans purchased from PennyMac Financial Services, Inc. in 2Q18, 1Q18, 4Q17 and 3Q17. ($ in millions) 2Q17 3Q17 4Q17 1Q18 2Q18 Fundings Conventional $5,918.259999999998 $6,530.360000000001 $5,891.1504007399999 $4,225.6310000000003 $5,396 Government 10392.396000000001 10873.405000000001 9504.8030605200001 8830.4058649199997 9546 Jumbo - - - - 8 Total(1) $16,310.422 $17,403.440999999999 $15,395.95346126 $13,056.36864919999 $14,951 Locks Conventional $7,021.581561 $6,356.3441639400007 $6,293.2366228800001 $4,391.9986879999997 $6,091 Government 11209.338514999999 10999.3008760595 9570.8870151197007 9162.2598610001005 10082 Jumbo - - - 12.89655 59 Total $18,230.920075999999 $17,355.645039999501 $15,864.123637999701 $13,567.1550990001 $16,232

Cash deposited in the SPV in Other assets. Represents collateral for the initial credit risk retained Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae (1) Cumulative for the twelve quarters ending 6/30/2018 2Q18 Earnings Report Credit Risk Transfer – Income Statement and Balance Sheet Treatment Recognition upon loan delivery of fair value of firm commitment to purchase REMIC CRT securities Since Inception(1) ($ in thousands) Since Inception(1) As of December 31, 2017 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of December 31, 2018 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $37,405,337 UPB of mortgage loans transferred under CRT agreements $35,869,965 $30,322,988 $3,210,478 $2,336,499 $35,869,965 $14,529,548 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $1,535,372 $1,535,372 $1,535,372 Deposits of cash to secure guarantees $,684,482 ,606,594 41,789 36,099 ,684,482 $,152,641 Gains (losses) recognized on assets related to CRT agreements Included in net gain on investments: Realized $,116,400 74,860 19,329 22,211 ,116,400 $51,731 Valuation-related ,113,523 92,994 5,355 15,174 ,113,523 $83,030 $,229,923 ,167,854 24,684 37,385 0 0 ,229,923 $,134,761 Included in net gain on mortgage loans acquired for sale $4,426 4,426 $4,426 Payments made to settle losses $2,495 $1,486 $828 $181 $2,495 $1,396 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $32,931,843 Delinquency Current to 89 days delinquent $32,841,298 90 or more days delinquent $63,803 Foreclosure $6,804 Bankruptcy $19,938 Carrying value of CRT agreements Deposits securing CRT agreements $,651,204 Derivative assets $,119,169 Firm commitment to purchase CRT security $4,426 Commitments to fund deposits securing CRT agreements $,597,066 Firm commitments to purchase CRT securities $57,823

2Q18 Earnings Report Credit Risk Transfer – Income Statement and Balance Sheet Treatment (cont’d) Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae or delivered subject to agreements to purchase REMIC CRT securities Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Derivative represents value of expected future cash inflows related to assumption of credit risk net of expected future losses Fair value of firm commitments to purchase REMIC CRT securities based on loans delivered to date Adjustment to timing of cash flows in the fourth CRT commitment allows more efficient deployment of capital during the aggregation period Face amount of firm commitments to purchase REMIC CRT securities related to mortgage loans delivered At June 30, 2018 ($ in thousands) Since Inception(1) As of December 31, 2017 1Q18 Activity 2Q18 Activity 3Q18 Activity 4Q18 Activity As of December 31, 2018 Year ended December 31, 2017 Total UPB of mortgage loans transferred under CRT agreements $37,405,337 UPB of mortgage loans transferred under CRT agreements $35,869,965 $30,322,988 $3,210,478 $2,336,499 $35,869,965 $14,529,548 UPB of mortgage loans delivered subject to agreements to purchase REMIC CRT securities $1,535,372 $1,535,372 $1,535,372 Deposits of cash to secure guarantees $,684,482 ,606,594 41,789 36,099 ,684,482 $,152,641 Gains (losses) recognized on assets related to CRT agreements included in net gain on investments: Realized $,116,400 74,860 19,329 22,211 ,116,400 $51,731 Valuation-related ,113,523 92,994 5,355 15,174 ,113,523 $83,030 $,229,923 ,167,854 24,684 37,385 0 0 ,229,923 $,134,761 Included in net gain on mortgage loans acquired for sale $4,426 4,426 $4,426 Payments made to settle losses $2,495 $1,486 $828 $181 $2,495 $1,396 ($ in thousands) At June 30, 2018 UPB of mortgage loans subject to guarantee obligation $32,931,843 Delinquency Current to 89 days delinquent $32,841,298 90 or more days delinquent $63,803 Foreclosure $6,804 Bankruptcy $19,938 Carrying value of CRT agreements Deposits securing CRT agreements $,651,204 Derivative assets $,119,169 Firm commitment to purchase CRT security $4,426 Commitments to fund deposits securing CRT agreements $,597,066 Firm commitments to purchase CRT securities $57,823

(1) FICO and LTV metrics at origination (UPB in billions) 2Q18 Earnings Report PMT’s Investments in GSE Credit Risk Transfer ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43281 At inception 43281 At inception 43281 UPB $1.32 $0.74255691172000005 UPB $4.2 $2.8253397161900002 UPB $6.4 $5.3990722279899996 Loan Count 4,108 2,914 Loan Count 15,255 11,100 Loan Count 21,615 18,797 % Purchase 0.67599805258033097 0.69663692518874298 % Purchase 0.71399541134054401 0.73135135135135099 % Purchase 0.67400000000000004 0.69878172048731102 WA FICO(1) 741.62092290717601 742.95194319331301 WA FICO(1) 742.59141710737094 743.30198703027395 WA FICO(1) 748.14379736670799 749.20251282636502 WA LTV(1) 0.80542303113345803 0.76572858645099995 WA LTV(1) 0.81227108641329104 0.77883835305409999 WA LTV(1) 0.81213195516699999 0.78041791607519995 60+ Days Delinquent Loan Count 22 60+ Days Delinquent Loan Count 76 60+ Days Delinquent Loan Count 94 60+ Days Delinquent % o/s UPB .795% 60+ Days Delinquent % o/s UPB .708% 60+ Days Delinquent % o/s UPB .49% 180+ Days Delinquent Loan Count 10 180+ Days Delinquent Loan Count 42 180+ Days Delinquent Loan Count 24 Actual Losses ($k) $283 Actual Losses ($k) $1,127 Actual Losses ($k) $698 CRT 2016 -2 (August 2016 - May 2018) CRT 2018 -1 (June 2018 - Current) Total At inception 43281 At inception 43281 At inception 43281 UPB $23.92681873659 $22.42931738415 UPB $1.5353717129200002 $1.5353717129200002 UPB $37.382190449510006 $32.931657952969999 Loan Count 86,057 82,560 Loan Count 5,395 5,395 Loan Count ,132,430 ,120,766 % Purchase 0.73231658537844102 0.73570736434108497 % Purchase 0.73478654558044099 0.73478654558044099 % Purchase 0.72280222904583102 0.72804137934107627 WA FICO(1) 747 746.66125807359401 WA FICO(1) 744.03130052707695 744.03130052707695 WA FICO(1) 746.57420847996696 746.58343011348745 WA LTV(1) 0.82499999999999996 0.81214077183230005 WA LTV(1) 0.84287925623660398 0.84287925623660398 WA LTV(1) 0.81191717823789533 0.80446932917729519 60+ Days Delinquent Loan Count 155 60+ Days Delinquent Loan Count 0 60+ Days Delinquent Loan Count 347 60+ Days Delinquent % o/s UPB .191% 60+ Days Delinquent % o/s UPB 0.000% 60+ Days Delinquent % o/s UPB .289% 180+ Days Delinquent Loan Count 15 180+ Days Delinquent Loan Count 0 180+ Days Delinquent Loan Count 91 Actual Losses ($k) $387 Actual Losses ($k) $0 Actual Losses ($k) $2,495

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
MSR Asset (e.g., 25bp servicing fee)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread(2)

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PFSI
(2) Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac®
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